UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of the shareholders of CenterPoint Energy, Inc. (“CenterPoint Energy”) held on April 16, 2026 (the "Annual Meeting"), upon the recommendation of the Board of Directors of CenterPoint Energy (the “Board”), the shareholders of CenterPoint Energy approved the amendment and restatement of CenterPoint Energy's Articles of Incorporation (as amended and restated, the “Amended and Restated Certificate of Formation”) to provide for limited officer exculpation, as permitted by Texas law, and make certain other immaterial updates.

CenterPoint Energy disclosed the proposed Amended and Restated Certificate of Formation in CenterPoint Energy's 2026 Proxy Statement filed with the Securities and Exchange Commission on March 4, 2026 (the “2026 Proxy Statement”) under “Item 4: Approval of CenterPoint Energy's Amended and Restated Certificate of Formation to Provide for Limited Officer Exculpation and Make Certain Other Immaterial Updates.” The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Certificate of Formation, which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

On April 16, 2026, CenterPoint Energy filed the Amended and Restated Certificate of Formation with the Texas Secretary of State, and the Amended and Restated Certificate of Formation became effective on such date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in the 2026 Proxy Statement.

Election of Directors (Item 1)

The following nominees for director were elected to serve one-year terms expiring at the 2027 annual meeting of shareholders, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Wendy Montoya Cloonan	434,196,202	145,702,962	448,078	28,748,867
Barbara J. Duganier	567,504,417	12,404,980	437,845	28,748,867
Laurie L. Fitch	577,260,199	2,551,004	536,039	28,748,867
Christopher H. Franklin	497,292,612	82,541,647	512,983	28,748,867
Michael A. "Casey" Herman	578,799,937	1,071,242	476,063	28,748,867
Raquelle W. Lewis	571,198,706	8,688,580	459,956	28,748,867
Thaddeus J. Malik	499,101,078	80,757,662	488,502	28,748,867
Manuel B. Miranda	577,418,300	2,411,218	517,724	28,748,867
Theodore F. Pound	488,153,294	91,694,397	499,551	28,748,867
Dean L. Seavers	499,113,195	80,756,311	477,736	28,748,867
Jason P. Wells	567,303,624	12,532,879	510,739	28,748,867

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 2)

The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for CenterPoint Energy for 2026 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
583,705,874	24,898,018	492,217	—

Advisory Vote on Executive Compensation (Item 3)

The advisory resolution on executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
560,193,091	17,843,668	2,310,483	28,748,867

Approval of CenterPoint Energy's Amended and Restated Certificate of Formation (Item 4)

CenterPoint Energy's Amended and Restated Certificate of Formation providing for limited officer exculpation and certain other immaterial updates was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
350,941,668	226,756,692	2,648,882	28,748,867

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

3.1	Amended and Restated Certificate of Formation of CenterPoint Energy, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 16, 2026	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel